                                                                    EXHIBIT 99.5



                                   TABLE VI.



                     ACQUISITIONS OF PROPERTIES BY PROGRAMS



CAPTEC II


                                                                  SELLING PRICE
                                                                     NET OF
                                                                  CLOSING COSTS
                                                                     ON GAAP
                              REAL                                 ADJUSTMENT        MORTGAGE                    ORIGINAL
                             ESTATE/        DATE        DATE          CASH          BALANCE AT                   MORTGAGE
         CONCEPT            EQUIPMENT     ACQUIRED      SOLD        RECEIVED       TIME OF SALE     TOTAL(3)     FINANCING
-------------------------- -----------    --------    --------    -------------    ------------    ----------    --------
Taco Cabana Restaurant.... Real Estate    5/25/94     1/1/97(2)    $ 1,755,000                     $1,755,000
3575 West Tropicana
Las Vegas, NV
Kenny Rogers Roasters..... Real Estate    10/7/94     1/1/97(2)    $   580,000                     $  580,000
13606 Bruce B. Downs
Tampa, FL
Checkers Drive-In.........   Equipment     9/7/94     1/1/97(2)    $   132,000                     $  132,000
1939 Oscela Pkwy
Kissimmee, FL
Popeyes Restaurant........   Equipment     2/8/95      8/13/96     $     7,400                     $    7,400
11211 Abercorn St.
Savannah, GA
Schlotzsky's Deli.........   Equipment    2/13/95     1/1/97(2)    $    88,000                     $   88,000
2835 N. Memorial Pkwy
Huntsville, AL
Italian Oven..............   Equipment    2/21/95     1/1/97(2)    $   205,000                     $  205,000
Cedar Knoll Galleria
Ashland, KY
LEVERAGE                                                                             $749,849                    $831,000

                             TOTAL ACQUISITION                         EXCESS
                               COST, CAPITAL                        (DEFICIENCY)
                               IMPROVEMENT,                        OPERATING CASH
                                CLOSING AND                         RECEIPTS OVER
         CONCEPT               SOFT COSTS(4)          TOTAL       CASH EXPENDITURES
--------------------------  -------------------     ----------    -----------------
Taco Cabana Restaurant....  Purchase: 1,350,000     $1,417,500        $ 337,500
3575 West Tropicana           Acq. Fees: 67,500
Las Vegas, NV
Kenny Rogers Roasters.....    Purchase: 502,192(1)  $  527,302        $  52,698
13606 Bruce B. Downs          Acq. Fees: 25,110
Tampa, FL
Checkers Drive-In.........    Purchase: 142,039     $  149,139        $ (17,139)
1939 Oscela Pkwy               Acq. Fees: 7,100
Kissimmee, FL
Popeyes Restaurant........     Purchase: 74,000     $   77,700        $ (70,300)
11211 Abercorn St.             Acq. Fees: 3,700
Savannah, GA
Schlotzsky's Deli.........    Purchase: 103,968     $  109,158        $ (21,158)
2835 N. Memorial Pkwy          Acq. Fees: 5,190
Huntsville, AL
Italian Oven..............    Purchase: 227,065     $  238,418        $ (33,416)
Cedar Knoll Galleria          Acq. Fees: 11,353
Ashland, KY
LEVERAGE


---------------


(1) Property purchased through a joint venture. Total purchase price of the property was $800,000.



(2) The properties were sold to an affiliated party.



(3) The taxable gain will be treated as ordinary income.



(4) Amounts shown do not include pro rata share of original offering costs.

CAPTEC III


                                                                                                       TOTAL ACQUISITION
                                                                                                         COST CAPITAL
                                                                                         ORIGINAL        IMPROVEMENT,
                                               REAL ESTATE/       DATE       SQUARE      MORTGAGE         CLOSING AND
                   CONCEPT                      EQUIPMENT       ACQUIRED     FOOTAGE     FINANCING       SOFT COSTS(1)
---------------------------------------------  ------------     --------     -------     --------     -------------------
Boston Market................................  Real Estate       1/31/95      3,007                   Purchase: 1,000,000
4150 Fayetteville                                                                                       Acq. Fees: 40,000
Raleigh, NC
Red Robin Burger & Spirits...................    Equipment       5/10/95                                Purchase: 750,000
Emporium                                                                                                Acq. Fees: 30,000
701 E. Harmony Rd.
Kenny Rogers Roasters........................    Equipment       8/15/95                                Purchase: 249,187
5390 Hwy #153                                                                                            Acq. Fees: 9,967
Chatanooga, TN
Applebee's Neighborhood......................  Real Estate       9/13/95      5,580                   Purchase: 1,642,460
Grill & Bar                                                                                             Acq. Fees: 65,609
105 Potomac Blvd.
Mt. Vernon, IL
Checker's Drive-In...........................    Equipment       9/27/95                                Purchase: 200,000
Restaurant                                                                                               Acq. Fees: 8,000
4305 St. Barnabas Rd.
Marlow Hts, MD
Kenny Rogers Roasters........................    Equipment      10/11/95                                Purchase: 224,115
1949 E. Camelback Rd.                                                                                    Acq. Fees: 8,965
Phoenix, AZ
Church's Chicken.............................  Real Estate      10/23/95      1,850                     Purchase: 630,000
1003 Military Drive                                                                                     Acq. Fees: 25,200
San Antonio, TX
Arby's Restaurant............................    Equipment      12/29/95                                Purchase: 228,055
912 Maye Blvd.                                                                                           Acq. Fees: 9,122
Greenville, NC
Denny's Restaurant...........................    Equipment      12/29/95                                Purchase: 272,946
4325 S. Florida Ave.                                                                                    Acq. Fees: 10,918
Lakeland, FL
Checker's Drive-In...........................    Equipment       3/11/96                                 Purchae: 225,000
Restaurant                                                                                               Acq. Fees: 9,000
33225 U.S. Hwy 19 North
Palm Harbor, FL
Denny's Restaurant...........................    Equipment       3/29/96                                Purchase: 353,647
2380 NW Hwy 19                                                                                          Acq. Fees: 14,146
Crystal River, FL

                                                                   EXCESS
                                                                (DEFICIENCY)
                                                               OPERATING CASH
                                                                RECEIPTS OVER
                   CONCEPT                       TOTAL        CASH EXPENDITURES
---------------------------------------------  ----------     -----------------
Boston Market................................  $1,040,000
4150 Fayetteville
Raleigh, NC
Red Robin Burger & Spirits...................  $  780,000
Emporium
701 E. Harmony Rd.
Kenny Rogers Roasters........................  $  259,154
5390 Hwy #153
Chatanooga, TN
Applebee's Neighborhood......................  $1,708,060
Grill & Bar
105 Potomac Blvd.
Mt. Vernon, IL
Checker's Drive-In...........................  $  208,000
Restaurant
4305 St. Barnabas Rd.
Marlow Hts, MD
Kenny Rogers Roasters........................  $  233,080
1949 E. Camelback Rd.
Phoenix, AZ
Church's Chicken.............................  $  655,200
1003 Military Drive
San Antonio, TX
Arby's Restaurant............................  $  237,177
912 Maye Blvd.
Greenville, NC
Denny's Restaurant...........................  $  283,864
4325 S. Florida Ave.
Lakeland, FL
Checker's Drive-In...........................  $  234,000
Restaurant
33225 U.S. Hwy 19 North
Palm Harbor, FL
Denny's Restaurant...........................  $  367,793
2380 NW Hwy 19
Crystal River, FL

                                                                                                       TOTAL ACQUISITION
                                                                                                         COST, CAPITAL
                                                                                         ORIGINAL        IMPROVEMENT,
                                               REAL ESTATE/       DATE       SQUARE      MORTGAGE         CLOSING AND
                   CONCEPT                      EQUIPMENT       ACQUIRED     FOOTAGE     FINANCING       SOFT COSTS(1)
---------------------------------------------  ------------     --------     -------     --------     -------------------
Red Robin Burger & Spirits...................  Real Estate       3/29/96      7,485                   Purchase: 2,711,393
Emporium                                                                                               Acq. Fees: 108,456
1701 William D. Tate Ave.
Grapevine, TX
Boston Market................................  Real Estate        6/6/96      3,333                   Purchase: 1,143,000
1729 North Olden Ave.                                                                                    Acq. Fees:45,720
Ewing, NJ
12 Denny's Restaurants.......................    Equipment       7/15/96                                Purchase: 342,783
located in both Washington                                                                              Acq. Fees: 13,711
and Oregon
Hollywood Video..............................  Real Estate        8/4/96      7,500                   Purchase: 1,050,000
3400 West Owen K. Garriott                                                                              Acq. Fees: 42,000
Enid, OK
Denny's......................................  Real Estate        8/5/96      3,012                     Purchase: 983,740
5720 North Hampton Blvd.                                                                                Acq. Fees: 39,350
Virginia Beach, VA
Golden Corral Restaurant.....................  Real Estate        8/6/96      8,825                   Purchase: 1,600,000
4532 South Florida Ave.                                                                                 Acq. Fees: 64,000
Lakeland, FL
Boston Market................................  Real Estate       9/26/96      3,320                   Purchase: 1,050,000
25941 Pacific Hwy                                                                                       Acq. Fees: 42,000
South Kent, Washington
Jack In The Box..............................  Real Estate       9/27/96      2,860                     Purchase: 940,000
320 Grapevine Hwy                                                                                       Acq. Fees: 37,600
Hurst, TX
Black Eyed Pea...............................  Real Estate       9/30/96      5,445                   Purchase: 1,486,768
1905 Preston Rd.                                                                                        Acq. Fees: 59,470
Plano, TX
Applebee's Neighborhood......................    Equipment       9/11/96                                Purchase: 384,201
Grill & Bar                                                                                              Acq. Fee: 15,368
290 W. 1300 South
Orem, Utah


                                                                   EXCESS
                                                                (DEFICIENCY)
                                                               OPERATING CASH
                                                                RECEIPTS OVER
                   CONCEPT                       TOTAL        CASH EXPENDITURES
---------------------------------------------  ----------     -----------------
Red Robin Burger & Spirits...................  $2,819,849
Emporium
1701 William D. Tate Ave.
Grapevine, TX
Boston Market................................  $1,188,720
1729 North Olden Ave.
Ewing, NJ
12 Denny's Restaurants.......................  $  356,494
located in both Washington
and Oregon
Hollywood Video..............................  $1,092,000
3400 West Owen K. Garriott
Enid, OK
Denny's......................................  $1,023,090
5720 North Hampton Blvd.
Virginia Beach, VA
Golden Corral Restaurant.....................  $1,664,000
4532 South Florida Ave.
Lakeland, FL
Boston Market................................  $1,092,000
25941 Pacific Hwy
South Kent, Washington
Jack In The Box..............................  $  977,600
320 Grapevine Hwy
Hurst, TX
Black Eyed Pea...............................  $1,546,238
1905 Preston Rd.
Plano, TX
Applebee's Neighborhood......................  $  399,569
Grill & Bar
290 W. 1300 South
Orem, Utah


---------------


(1) Amounts shown do not include pro rata share of original offering costs

                                   TABLE IV.



                                   CAPTEC IV


                                                                                            TOTAL ACQUISITION
                                                                                              COST, CAPITAL
                                                                             ORIGINAL         IMPROVEMENT,
                                  REAL ESTATE/       DATE       SQUARE       MORTGAGE          CLOSING AND
           CONCEPT                 EQUIPMENT       ACQUIRED     FOOTAGE     FINANCING         SOFT COSTS(1)          TOTAL
------------------------------    ------------     --------     -------     ----------     -------------------     ----------
Boston Market
1201 S. Broadway                                                                           Purchase: 964,000
Rochester, Minnesota              Real Estate      3/10/97       3,035                     Acq. Fees: 38,560       $1,002,560
Applebee's Neighborhood
Grill & Bar
7045 South 1300 East                                                                       Purchase: 402,000
Midvale, Utah                     Equipment        3/31/97                                 Acq. Fees: 16,080       $  418,081
Black-Eyed Pea
2905 Preston Road                                                                          Purchase: 350,000
Plano, Texas                      Equipment         4/3/97                                 Acq. Fees: 14,000       $  364,000
Shells Seafood Restaurant
9965 San Jose Blvd.                                                                        Purchase: 118,658
Jacksonville, Florida             Equipment        5/27/97                                 Acq. Fees: 4,746        $  123,404
Shells Seafood Restaurant
1551 3rd Street, SW                                                                        Purchase: 93,460
Winter Haven, Florida             Equipment        5/27/97                                 Acq. Fees: 3,738        $   97,198
Golden Corral Restaurant
11801 56th Street North                                                                    Purchase: 506,198
Temple Terrace, Florida           Equipment         6/4/97                                 Acq. Fees: 20,248       $  526,446
Arby's
2411 West Court                                                                            Purchase: 159,471
Pasco, Washington                 Equipment        6/25/97                                 Acq. Fees: 6,379        $  165,850

                                     EXCESS
                                  (DEFICIENCY)
                                 OPERATING CASH
                                  RECEIPTS OVER
           CONCEPT              CASH EXPENDITURES
------------------------------  -----------------
Boston Market
1201 S. Broadway
Rochester, Minnesota
Applebee's Neighborhood
Grill & Bar
7045 South 1300 East
Midvale, Utah
Black-Eyed Pea
2905 Preston Road
Plano, Texas
Shells Seafood Restaurant
9965 San Jose Blvd.
Jacksonville, Florida
Shells Seafood Restaurant
1551 3rd Street, SW
Winter Haven, Florida
Golden Corral Restaurant
11801 56th Street North
Temple Terrace, Florida
Arby's
2411 West Court
Pasco, Washington



(1) Amounts shown do not include pro rata share of original offering costs.